UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2006

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On January 24, 2006, Duke Realty Limited Partnership, an Indiana limited partnership (the “Partnership”), and various owners controlled by, or affiliated with, The Mark Winkler Company (collectively, the “Sellers”), entered into a Commercial Multi-Property Agreement of Purchase and Sale and related documents (the “Purchase Agreement”) pursuant to which, among other things, the Partnership agreed to purchase all of Sellers’ right, title and interest in (a) a portfolio of commercial real estate properties consisting of approximately 2.9 million square feet of surburban office and light industrial buildings located in three primary submarkets in Northern Virginia, (b) certain operating assets of The Mark Winkler Company, and (c) approximately 166 acres of undeveloped land associated with the portfolios.  The purchase price, which was determined through arm’s length negotiations between the parties, exceeds $800,000,000 to be paid at closing.  The Partnership has paid a nonrefundable earnest money deposit of approximately $43,250,000.

The closing of the transactions contemplated by the Purchase Agreement is subject to the satisfaction of certain customary closing conditions.  There are no assurances that the conditions will be met or that the transaction will be consummated.  The parties to the Purchase Agreement presently anticipate that the closing will occur during the first quarter of 2006.  Neither the Partnership, nor any affiliates of the Partnership, has a material relationship with Sellers, other than pursuant to the Purchase Agreement.

On January 26, 2006, a press release announcing the execution of the Purchase Agreement was issued.  Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, a copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02.        Results of Operations and Financial Condition.

On January 26, 2006, Duke Realty Corporation (the “Corporation”), the general partner of the Partnership, held a conference call to discuss the Corporation’s financial results for the fourth quarter and year ended December 31, 2005.  Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference.  The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.        Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release, dated January 26, 2006.
	99.2	Duke Realty Corporation transcript from the conference call held on January 26, 2006, with respect to its financial results for the year ended December 31, 2005.*

__________________________

*      The Transcript attached hereto as Exhibit 99.2 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated:  January 30, 2006